Earnings per Unit and Cash Distributions	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings per Unit and Cash Distributions

14) Earnings per Unit and Cash Distributions

The calculations of basic and diluted earnings per unit (1) are presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
(U.S. Dollars in thousands, except per unit data)	2018	2017	2018	2017
Net income	$21,681	$16,915	$52,405	$28,344
Less: Series A Preferred unitholders’ interest in net income	1,800	1,009	3,600	1,653

Net income attributable to the unitholders of KNOT Offshore Partners LP	19,881	15,906	48,805	26,691

Less: Distributions (2)	18,034	16,379	36,068	32,758

Under (over) distributed earnings	1,847	(473)	12,737	(6,067)

Under (over) distributed earnings attributable to:
Common unitholders (3)	1,813	(464)	12,502	(5,955)
General Partner	34	(9)	235	(112)
Weighted average units outstanding (basic) (in thousands):
Common units	32,694	29,694	32,694	29,570
General Partner units	615	559	615	559
Weighted average units outstanding (diluted) (in thousands):
Common units	36,355	31,798	36,360	31,296
General Partner units	615	559	615	559
Earnings per unit (basic)
Common units	$0.597	$0.526	$1.465	$0.886
General Partner units	0.597	0.526	1.465	0.882
Earnings per unit (diluted):
Common units	$0.585	$0.522	$1.415	$0.886
General Partner units	0.597	0.526	1.465	0.882
Cash distributions declared and paid in the period per unit (4)	0.520	0.520	1.040	1.040
Subsequent event: Cash distributions Declared and paid per unit relating to the period (5)	0.520	0.520	1.040	0.520

(1)	Earnings per unit have been calculated in accordance with the cash distribution provisions set forth in the Partnership Agreement.
(2)

This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the number of units outstanding at the record date. This includes cash distributions to the IDR holder (KNOT) for the three months ended June 30, 2018 and 2017 of $0.7 million and of $0.6 million, respectively, and for the six months ended June 30, 2018 and 2017 of $1.4 million and of $1.3 million, respectively.

(3)

This includes the net income attributable to the IDR holder. The net income attributable to IDRs for the three months ended June 30, 2018 and 2017 was $0.7 million and $0.6 million, respectively, and for the six months ended June 30, 2018 and 2017 was $1.4 million and $1.3 million, respectively.

(4)	Refers to cash distributions declared and paid during the period.
(5)	Refers to cash distributions declared and paid subsequent to the period end.

As of June 30, 2018, the Partnership had 32,694,094 common units outstanding, of which 24,036,226 are held by the public and 8,567,500 are held by KNOT. In addition, KNOT, through its ownership of the General Partner, held 615,117 general partner units and 90,368 common units. The Partnership also has 3,750,000 Series A Convertible Preferred Units (the “Series A Preferred Units”) outstanding.

Earnings per unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the Series A Preferred Units and the distribution paid or to be made in relation to the period, by the weighted-average number of units outstanding during the applicable period.

The computation of limited partners’ interest in net income per common unit – diluted assumes the issuance of common units for all potentially dilutive securities consisting of the Series A Preferred Units. Consequently, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series A Preferred Units. In addition, the weighted average number of common units outstanding has been increased assuming the Series A Preferred Units have been converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit – diluted does not assume the issuance of Series A Preferred Units if the effect would be anti-dilutive.

The General Partner’s and common unitholders’ interest in net income was calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income. Rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Board to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditures, anticipated credit needs and capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units. In addition, KNOT, as the initial holder of all IDRs, has the right, at the time when it has received incentive distributions at the highest level to which it is entitled (48.0% for each of the prior four consecutive fiscal quarters), to reset the initial cash target distribution levels at higher levels based on the distribution at the time of the exercise of the reset election. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency gains and losses.